Exhibit 99.1
Coinstar, Inc. Investor Update August 4, 2009 1 Investor Update August 4, 2009 (c) 2009 Coinstar, Inc. All Rights Reserved

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our Form 10-K for the year ended December 31, 2008 and subsequent Forms10-Q on file with the SEC. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements. Safe Harbor for Forward Looking Statements (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 2

Full Year 2009 Guidance As of August 4, 2009 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 3 Revenue by Segment (in millions) Coin $24 to $25 DVD $125 to $130 EPay $2 to $3 Money Transfer $4 to $5 Entertainment $7 to $8 Corporate $3 to $4 Total $165 to $175 Total $165 to $175 Capital Expenditures (in millions) Other Installations, net

Consolidated Revenue As of June 30, 2009 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 4 Revenue (in millions)

Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD Q1 Q2 Q3 Q4 YTD 2009 $ 6,153 $ 6,118 - - - - - - - - - - - - - - $ 12,271 2008 $ 6,068 $ 5,828 $ 6,216 $ 6,388 $ 24,500 2007 $ 5,116 $ 5,151 $ 5,570 $ 6,987 $ 22,824 2006 $ 3,815 $ 4,194 $ 4,553 $ 5,027 $ 17,589 2005 $ 1,624 $ 2,197 $ 2,551 $ 3,096 $ 9,468 2009 $ 32,387 $ 31,920 - - - - - - - - - - - - - - $ 64,307 2008 $ 44,226 $ 35,831 $ 37,045 $ 33,118 $ 150,220 2007 $ 65,039 $ 61,023 $ 62,432 $ 50,418 $ 238,912 2006 $ 71,423 $ 66,974 $ 69,628 $ 65,465 $ 273,490 2005 $ 57,258 $ 55,054 $ 59,873 $ 66,879 $ 239,064 2009 $ 19,931 $ 22,154 - - - - - - - - - - - - - - $ 42,085 2008 $ 20,470 $ 23,787 $ 22,016 $ 21,151 $ 87,424 2007 $ 4,783 $ 5,706 $ 6,239 $ 7,427 $ 24,155 2006 - - - - - - - $ 1,027 $ 3,489 $ 4,486 $ 9,002 2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2009 $ 154,697 $188,925 - - - - - - - - - - - - - - - - $ 343,622 2008 $ 60,513 $ 89,956 $ 104,192 $ 133,792 $ 388,453 2007 $ 2,602 $ 3,063 $ 1,649 $ 2,216 $ 9,530 2006 $ 281 $ 876 $ 891 $ 2,405 $ 4,453 2005 - - - - - - - - - - - - - - - - - - - - - - - - $ 65 $ 65 2009 $ 57,987 $ 64,851 - - - - - - - - - - - - - - $ 122,838 2008 $ 59,242 $ 64,501 $ 71,028 $ 66,532 $ 261,303 2007 $ 54,796 $ 62,413 $ 67,401 $ 66,266 $ 250,876 2006 $ 50,513 $ 57,256 $ 61,475 $ 60,664 $ 229,908 2005 $ 46,703 $ 52,589 $ 56,283 $ 55,567 $ 211,142 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 5 Revenue by Segment (In thousands) As of June 30, 2009 Coin Revenue DVD Revenue (from acquisition date) Q1 Q2 Q3 Q4 YTD Money Transfer Revenue (from acquisition date) Q1 Q2 Q3 Q4 YTD Entertainment Revenue (from acquisition date) E-Pay Revenue (from acquisition date)

(c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 6 Installations, net (rounded) As of June 30, 2009 Coin Kiosks Q1 Q2 Q3 Q4 2009 142,000 142,000 - - - - - - - - - - - - - - - - 2008 230,000 160,000 150,000 145,000 2007 299,000 296,500 288,500 280,000 2006 296,000 298,000 295,000 301,000 2005 171,000 175,500 183,000 301,000 Entertainment Machines Q1 Q2 Q3 Q4 2009 15,400 17,900 - - - - - - - - - - - - - - 2008 7,900 9,600 11,800 13,700 2007 3,000 4,300 5,700 7,000 2006 1,000 1,500 1,700 2,200 2005 - - - - - - - - - - - - - - - - - - - - - 900 DVD Kiosks Q1 Q2 Q3 Q4 Coin to Card(tm) or eCertificate Enabled Kiosks Q1 Q2 Q3 Q4 2009 23,000 24,000 - - - - - - - - - - - - - - 2008 18,500 18,900 20,800 23,000 2007 14,000 14,500 15,900 17,500 2006 19,500 19,500 19,500 14,000 2005 16,500 17,000 17,800 19,000 E-Pay POSA Terminals 2009 18,400 18,400 - - - - - - - - - - - - - - 2008 15,500 16,500 17,500 18,400 2007 13,800 14,200 14,500 15,400 2006 13,000 13,100 13,100 13,500 2005 12,200 12,400 12,400 12,800 2009 11,000 12,300 - - - - - - - - - - - - - - 2008 10,700 10,900 10,900 11,000 2007 8,500 8,900 9,200 10,700 2006 6,100 6,700 7,300 8,200 2005 3,000 3,500 4,700 5,800 Q1 Q2 Q3 Q4

Q1 Q2 Q3 Q4 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 7 Other Information As of June 30, 2009 Q1 Q2 Q3 Q4 Coin Kiosk Same Store Sales Total Money Transfer Agents, net Q1 Q2 Q3 Q4 YTD Consolidated Capital Expenditures (in thousands) Q1 Q2 Q3 Q4 DVD Kiosk Same Store Sales 2009 $ 37,280 $ 40,764 - - - - - - - - - - - - - - $ 78,044 2008 $ 31,883 $ 40,910 $ 54,021 $ 36,829 $ 163,643 2007 $ 18,126 $ 24,323 $ 21,925 $ 19,944 $ 84,318 2006 $ 7,417 $ 8,447 $ 9,040 $ 20,963 $ 45,867 2005 $ 13,809 $ 11,176 $ 9,342 $ 9,578 $ 43,905 2009 41,000 44,000 - - - - - - - - - - - - - - 2008 35,000 36,000 35,000 38,000 2007 22,000 19,600 19,700 19,100 2006 - - - - - - - > 17,000 22,000 22,000 2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2009 -5.0% -4.3% - - - - - - - - - - - - - - 2008 -0.2% -3.2% -1.8% -5.0% 2007 4.3% 4.4% 3.7% 1.7% 2006 7.8% 7.6% 7.0% 6.2% 2005 4.2% 5.7% 5.1% 6.7% 2009 35.0% 33.0% - - - - - - - - - - - - - - 2008 37.4% 63.2% 40.6% 64.3% 2007 41.3% 26.6% 33.9% 18.1% 2006 - - - - - - - 103.8% 143.7% 61.7% 2005 - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Number of Locations As of June 30, 2009 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 8 8 * Excludes Money Transfer

Top 5 Customers* - Select Lines of Business (LOB) As of June 30, 2009 (c) 2009 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc. 9 * As measured by revenue. ** All Walmart related companies, including Sam's Club and ASDA. DVD Walmart**McDonald'sWalgreensSupervaluAhold Coin KrogerWalmart**SupervaluDelhaizeAhold All LOBs Walmart**McDonald'sWalgreensSupervaluKroger